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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  February 4, 2004
                                                 ---------------------




                           EXCALIBUR INDuSTRIES, Inc.
         --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                    0-30291                   65-0735872
------------------------------ ------------------------  ----------------------
(State or other jurisdiction   (Commission File Number)  (IRS Employer
 of incorporation)                                          Identification No.)



               3303 FM 1960 West, Suite 390, Houston, TeXas  77068
            ---------------------------------------------------------
               (Address of principal executive offices)    (Zip Code)


Registrant's telephone number, including area code:    (281) 877-9700
                                                   ------------------

             16825 Northchase DRIVE, suite 630 houston, texas 77060 (Former name or former address, if changed since last report)






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Item 1.  Changes in Control of Registrant.

         Not applicable.

Item 2.  Acquisition or Disposition of Assets.

         Not applicable.

Item 3.  Bankruptcy or Receivership.

         Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

         On January 19, 2004, we dismissed Cross and Robinson as our independent accountants, and we have engaged Malone & Bailey, PLLC as our independent accountants.

         The reports of Cross and Robinson on our financial statements for the fiscal years ended December 31, 2001 and 2002 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles, except that the accountant's reports of Cross and Robinson on our financial statements as of and for the year ended December 31, 2002 stated that our recurring losses from operations, our significant acquisition and operating debt, some of which is in default, and our net capital deficiency all raise substantial doubt about our ability to continue as a going concern.

         The decision to change accountants from Cross and Robinson to Malone & Bailey, PLLC was approved by our board of directors.

         During our fiscal years ended December 31, 2001 and 2002 and through the subsequent interim period through September 30, 2003, we did not have any disagreement with Cross and Robinson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

         During that time, there were no "reportable events" as set forth in
Item 304(a)(1)(i-v) of Regulation S-B adopted by the Securities and Exchange Commission, except that the accountant's reports of Cross and Robinson on our financial statements as of and for the year ended December 31, 2002 stated that our recurring losses from operations, our significant acquisition and operating debt, some of which is in default, and our net capital deficiency all raise substantial doubt about our ability to continue as a going concern.

         We engaged Malone & Bailey, PLLC on January 26, 2004. We had not consulted Malone & Bailey, PLLC regarding any of the matters specified in Item 304(a)(2) of Regulation S-B.

         We have provided Cross and Robinson with a copy of this report prior to its filing with the Commission. Cross and Robinson has provided a letter to us, dated February 4, 2004 and addressed to the Commission, which is attached hereto as Exhibit 16.1 and is hereby incorporated herein by reference.

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Item 5.  Other Events.

         Not applicable.

Item 6.  Resignations of Registrant's Directors.

         Not applicable.

Item 7.  Financial Statements and Exhibits.

         Not applicable.

Item 8.  Change in Fiscal Year.

         Not applicable.

Item 9.  Regulation FD Disclosure.

         Not applicable.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    EXCALIBUR INDUSTRIES, INC.
                                    (Registrant)


Date:  February 4, 2004             By:      /s/ Matthew C. Flemming
                                       -------------------------------------
                                       Matthew C. Flemming, Chief Financial
                                       Officer, Treasurer, Secretary  and
                                       Executive Vice President


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